UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported):  September 10, 2003



                                 ROLLTECH, INC.
               (Exact name of registrant as specified in charter)



             Nevada               000-27189                98-0230423
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)



         551 Fifth Avenue, Suite 601, New York, NY 10017.          98007
            (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code  (212) 973-0063


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ITEM 5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On September 10, 2003, the Company announced it had established a wholly owned subsidiary, Victoria Resources, Inc. in the State of New York for the purpose of carrying on business in the resource sector.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  No financial statements are required to be filed by this item.

(b)  Exhibits
     99.1 Press Release: Rolltech, Inc. Announces Commencement of Business


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROLLTECH,  INC.



Date:  September 11, 2003                 /s/  Albert  Abdoulline
                                          ------------------------------
                                          Albert  Abdoulline,  President


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